UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2019

HUBILU VENTURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55611	47-3342387
(Commission File Number)	(I.R.S. Employer Identification No.)

205 S. Beverly Drive, Suite 205
Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

310-308-7887

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements including, the general economic climate; the supply of and demand for real properties; interest rate levels; the availability of financing; and other risks associated with the acquisition and ownership of properties, including risks that the tenants will not pay rent, or the costs may be greater than anticipated and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

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Item 1.01 Entry into a Material Definitive Agreement.

(a) On March 8, 2019, the Company entered into a purchase contract with Adlon Investments, Inc. a Wyoming Corporation (“Adlon”),to acquire its 100% membership interest in Kapok Investments, LLC. (“the Kapok Agreement”), a Wyoming Limited Liability Company (“Kapok”). Kapok’s sole asset was the real property located at 1981 Estrella, Los Angeles. Kapok was owned by a related party. Under the terms of the Kapok Agreement, the Company was to acquire 100% membership interest in Kapok for $763,000. The terms of the Hubilu membership interest purchase was subject to two loans as follows. (1) A $493,000 first position note owing by Kapok whose terms of payments due were interest only, payable on unpaid principal at the rate of 10.00% per annum. Interest only payable in monthly installments of $4,108.33 or more on the 1st day of each month beginning on the 1st day of April, 2019 and continuing until the 31th day of August, 2019, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $270,00 second position note owing by Kapok, whose terms of payments due were interest only, payable on unpaid principal at the rate of 6.00% per annum. Interest only payable in monthly installments of $1,350.00 or more on the 1st day of each month beginning on the 1st day of April, 2019 continuing until the 31st day of March, 2022 at which time the entire principal balance together with interest due thereon, shall become due and payable.

(b) On September 16, 2019, the Company entered, through its subsidiary, Elata Investments, LLC, a Wyoming Limited Liability Company (“Elata”) entered into a non-binding purchase contract (‘the 38th Agreement”) with Raul Oseguera, (“Property Seller”) to acquire real property located at 1618 West 38th Street, Los Angeles CA. The acquisition for $630,000 (“Purchase Price”) was scheduled to close on December 24, 2019. Terms to be determined.

(c) On October 25, 2019, the Company entered, through its subsidiary, Elata Investments, LLC, a Wyoming Limited Liability Company (“Elata”) entered into a non-binding purchase contract (‘the Dalton Agreement”) with Ava Gillett, (“Property Seller”) to acquire real property located at 4016 Dalton Avenue, Los Angeles CA (“Elata”). The acquisition for $525,000 (“Purchase Price”) was scheduled to close on December 25, 2019. Terms to be determined.

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Item 2.01 Completion of Acquisition or Disposition of Assets.

(a) On December 13, 2019 we completed our acquisition, through our subsidiary, Elata Investments, LLC, the real property located at 4016 Dalton, Los Angeles CA (“Dalton”). The property was vacant at time of purchase. The acquisition was for $525,000 (“Purchase Price”). Terms of the acquisition as follows: (1) A first position note with payment on principal balance of $441,995.20 issued by the Property Owner, Elata, owing to lender, Visio Financial Services, Inc, whose terms of payments due are principle and interest, on unpaid principal at the rate of 7.2% per annum. Principal and interest payable in monthly installments of $2,850.91 or more starting on February 1, 2020 and continuing until the 1st day of January 2050, at which time the entire principal balance together with interest due thereon, shall become due and payable. Note: The initial fixed interest rate will change to an adjustable interest rate on the 1st day of January, 2025, and the adjustable interest rate may change on that day every 12th month thereafter. The date on which the initial fixed interest rate changes to an adjustable interest rate, and each date on which my adjustable interest rate could change. (2) a $83,004.80 second position note owing by Elata to Belladonna Lily Investments, Inc (“Bella”), whose terms of payments due were interest only, payable from December 11, 2019 on unpaid principal at the rate of 6% per annum. Interest only payable in monthly installments of $750.00 or more on the 11th day of each month beginning on the January 11, 2020, and continuing until December 10, 2023, at which time the entire principal balance together with any outstanding interest due thereon, shall become due and payable. The note to Bella in second position was increased to $150,000 at time of initial funding, with the difference of $66,995.20 being used to fund closing costs, carrying costs and fix up costs.

The foregoing description of the acquisition of the Dalton and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Dalton Closing Statement, copies of which is attached hereto as Exhibit 10.1 and incorporated into this Item 2.01 by reference.

(b) On December 30, 2019 we completed our acquisition, through our subsidiary, Elata Investments, LLC (“Elata”), the real property located at 1618 West 38th Street, Los Angeles CA (“38th”). The property was vacant at time of purchase. The acquisition was for $630,000 (“Purchase Price”). Terms of the acquisition as follows: (1) A first position note with payment on principal balance of $504,000.00 issued by the Property Owner, Elata, owing to lender, Visio Financial Services, Inc, whose terms of payments due are principle and interest, on unpaid principal at the rate of 6.3% per annum. Principal and interest payable in monthly installments of $3,119.62 or more starting on February 1, 2020 and continuing until the 1st day of January 2050, at which time the entire principal balance together with interest due thereon, shall become due and payable. Note: The initial fixed interest rate will change to an adjustable interest rate on the 1st day of January, 2025, and the adjustable interest rate may change on that day every 12th month thereafter. The date on which the initial fixed interest rate changes to an adjustable interest rate, and each date on which my adjustable interest rate could change. (2) A $126,000 second position note owing by Elata to Belladonna Lily Investments, Inc (“Bella”), whose terms of payments due were interest only, payable from December 11, 2019 on unpaid principal at the rate of 6% per annum. Interest only payable in monthly installments of $750.00 or more on the 11th day of each month beginning on January 11, 2020, and continuing until December 10, 2025, at which time the entire principal balance together with any outstanding interest due thereon, shall become due and payable. The note to Bella in second position was increased to $150,000 at time of initial funding, with the difference of $24,000 being used to fund closing costs, carrying costs and fix up costs.

The foregoing description of the acquisition of 38th and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the 38th Closing Statement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 2.01 by reference.

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(c) On December 31, 2019, the Company closed on the acquisition of Kapok Investments, LLC, (“Kapok”) and its real property asset located at 1981 Estrella, Los Angeles. Under the terms of the Kapok Agreement, the Company was to acquire 100% membership interest in Kapok for $865,000. The property was vacant at time of purchase. Kapok was owned by a related party. The terms of the acquisition was subject to two loans as follows: (1) A $600,000 first position note owing by Kapok to Belladonna Lily Investments, Inc. (“Bella”) whose terms of payments due were interest only, payable on unpaid principal at the rate of 5.00% per annum. Interest only payable in monthly installments of $2,500 or more on the 1st day of each month beginning on the 1st day of January, 2020 and continuing until the 30th day of November, 2023, at which time the entire principal balance together with interest due thereon, shall become due and payable. (2) A $265,000 second position note owing by Kapok to Bella, whose terms of payments due were interest only, payable on unpaid principal at the rate of 5.00% per annum. Interest only payable in monthly installments of $1,200.00 or more on the 1st day of each month beginning on the 1st day of February 2020 and continuing until the 30th day of November, 2023 at which time the entire principal balance together with interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Kapok and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Kapok Closing Statement, copies of which is attached hereto as Exhibit 10.3 and incorporated into this Item 2.01 by reference.

(d) On December 31, 2019, the Company acquired 100% membership interest in Trilosa Investments, LLC, a Wyoming Limited Liability Company (“Trilosa”) which was owned by a related party. Trilosa’s sole asset was the real property located at 717 W. 42nd Place, Los Angeles CA. Under the terms of the Trilosa Agreement, the Company acquired 100% membership interest in Trilosa for $471,000.00 (“the Purchase Price”) payable as follows: (1) subject to a $337,167.43 first position mortgage with payment on principal balance of $337,167.43 owing to lender, Fay Servicing, Inc., interest only from January 1, 2020 on unpaid principal at the rate of 6.85% per annum in monthly installments of $1,924.66 or more on the 1st day of each month, beginning with the first payment on the 1st day of February 2020 and continuing until 31st day of October 2025. (2) A $133,500.00 second position note owing by Trilosa to Belladonna Lily Investments, Inc (“Bella”), whose terms of payments due were interest only, payable from January 1, 2020 on unpaid principal at the rate of 6.85% per annum. Interest only payable in monthly installments of $762.06 or more on the 1st day of each month beginning on the February 1, 2020, and continuing until April 30, 2022, at which time the entire principal balance together with any outstanding interest due thereon, shall become due and payable. Balance of purchase price paid in cash.

The foregoing description of the acquisition of the Trilosa and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Trilosa Closing Statement, a copy of which is attached hereto as Exhibit 10.4 and incorporated into this Item 2.01 by reference.

(e) On December 31, 2019, the Company acquired 100% membership interest in Boabab Investments, LLC, a Wyoming Limited Liability Company (“Boabab”) which is owned by a related party. Boabab’s sole asset was the real property located at 2115 Portland Street, Los Angeles CA. Under the terms of the Boabab Agreement, the Company was to acquire 100% membership interest in Boabab for $942,000 (“the Purchase Price”) payable as follows: (1) a $ first position mortgage with payment on principal balance of $616,899.15 owing to lender, Nexera Holding, LLC dba Newfi Lending, a Delaware Corporation. interest only from July 1, 2019 on unpaid principal at the rate of 6.00% per annum in monthly installments of $3,721.13 or more on the 1st day of each month, beginning with the first payment on the 1st day of January 2020 and continuing until 1st day of June 2049. Note: The initial fixed interest rate will change to an adjustable interest rate on the 1st day of June, 2024, and the adjustable interest rate may change on that day every 12th month thereafter. The date on which the initial fixed interest rate changes to an adjustable interest rate, and each date on which my adjustable interest rate could change. (2) A $325,000.00 second position note owing by Boabab to Belladonna Lily Investments, Inc (“Bella”), whose terms of payments due were interest only, payable from December 31, 2019 on unpaid principal at the rate of 5.00% per annum. Interest only payable in monthly installments of $1,354.17 or more on the 1st day of each month beginning on the 1st day of February, 2020, and continuing until 30th day of April 2024, at which time the entire principal balance together with any outstanding interest due thereon, shall become due and payable.

The foregoing description of the acquisition of the Boabab and the transaction contemplated thereby contained herein is qualified in its entirety by reference to the Boabab Closing Statement, a copy of which is attached hereto as Exhibit 10.5 and incorporated into this Item 2.01 by reference.

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The Company intends to amend this Form 8-K to include the required Item 9.01 financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of Elata, Kapok, Boabab and Trilosa, which is significant within the meaning of Rule 3-14.

Item 3.01 Other Events.

On September 8, 2016, the Company authorized and designated 2,000,000 shares of 5% Voting, Cumulative Convertible Series 1 Preferred Stock (the “Preferred Stock”). Effective September 30, 2019, the 5% Voting, Cumulative Convertible Series 1 Preferred Stock date of conversion has been extended to the September 30, 2029.

On December 17, 2019 we issued a press release announcing the completion of the acquisition of 4016 Dalton Ave, Los Angeles, CA, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On January 3, 2020 we issued a press release announcing the completion of the acquisition of 1618 W. 38th Street, Los Angeles, CA, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On January 15, 2020 we issued a press release announcing the completion of the acquisition of Kapok Investments, LLC, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Dated January 16, 2020	HUBILU VENTURE CORPORATION

	By:	/s/ David Behrend
	Name:	David Behrend
	Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	Buyer’s Final Settlement Statement, dated as of December 13, 2019 between Elata Investments, LLC and Ava Gillett

10.2	Buyer’s Final Settlement Statement, dated as of December 30, 2019 between Elata Investments, LLC and Raul Oseguera,

10.3	Buyer’s Final Settlement Statement, dated as of December 31, 2019 between Kapok Investments, LLC and Adlon Investments, LLC

10.4	Buyer’s Final Settlement Statement, dated as of December 31, 2019 between Trilosa Investments, LLC and Hubilu Venture Corporation.

10.5	Buyer’s Final Settlement Statement, dated as of December 31, 2019 between Boabab Investments, LLC and Hubilu Venture Corporation

99.1	Press Release, dated December 17, 2019

99.2	Press Release, dated January 3, 2020

99.3	Press Release, dated January 15, 2020

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